UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010 (June 8, 2010)

GTx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50549	62-1715807
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Toyota Plaza 7th Floor Memphis, Tennessee	38103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 523-9700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On June 8, 2010, GTx, Inc. issued a press release announcing that in the Phase III clinical trial evaluating toremifene 80 mg for the reduction of fractures and treatment of other estrogen deficiency side effects in men with prostate cancer on androgen deprivation therapy (ADT), toremifene treatment demonstrated an improved benefit/risk ratio in men less than 80 years of age. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release issued by GTx, Inc. dated June 8, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.

Date: June 9, 2010

By: /s/ Mark E. Mosteller
Name: Mark E. Mosteller
Title: Vice President, Chief Financial Officer